UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2025

THE SHYFT GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-33582	38-2078923
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

41280 Bridge Street, Novi, Michigan	48375
(Address of Principal Executive Offices)	(Zip Code)

(517) 543-6400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	SHYF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

INTRODUCTORY NOTE

As previously disclosed in our Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on December 16, 2024, The Shyft Group, Inc., a Michigan corporation (the “Company”), entered into that certain Agreement and Plan of Merger, dated as of December 16, 2024 (as amended, restated or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Aebi Schmidt Holding AG, a Switzerland Aktiengesellschaft (“Aebi Schmidt”), ASH US Group, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Aebi Schmidt (“Holdco”), and Badger Merger Sub, Inc., a Michigan corporation and direct, wholly owned subsidiary of Holdco (“Merger Sub”).

On July 1, 2025, Merger Sub merged with and into the Company (the “Merger”) pursuant to the terms of the Merger Agreement and in accordance with the Business Corporation Act of the State of Michigan MCL 450.1101 et seq., as amended (the “MCL”), with the Company surviving the Merger as a direct, wholly owned subsidiary of Holdco and as an indirect, wholly owned subsidiary of Aebi Schmidt.

At the effective time of the Merger (the “Effective Time”):

1.
each share of common stock, no par value, of the Company (“Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that were held as of immediately prior to the Effective Time by Holdco, Aebi Schmidt, Merger Sub or any of their respective subsidiaries) automatically converted into the right to receive 1.040166432 (the “Exchange Ratio”) fully paid and nonassessable shares of common stock, par value $1.00 per share, of Aebi Schmidt (“Aebi Schmidt Common Stock”) (such shares, in aggregate, the “Merger Consideration”);

2.
each outstanding restricted stock unit with respect to shares of Company Common Stock (other than the Company Director RSUs (as defined below)) (each, a “Company Non-Director RSU”) was assumed by Aebi Schmidt and converted into a number of restricted stock units with respect to shares of Aebi Schmidt Common Stock (each, an “Aebi Schmidt RSU”), determined by multiplying (a) the total number of shares of Company Common Stock underlying such Company Non-Director RSU by (b) the Exchange Ratio;

3.
each outstanding performance-vested restricted stock unit with respect to shares of Company Common Stock (each, a “Company PSU”) was assumed by Aebi Schmidt and converted into a number of Aebi Schmidt RSUs determined by multiplying, (a) for the period prior to the date of the Merger Agreement, (i) the total number of shares of Company Common Stock subject to such Company PSU as of immediately prior to the Effective Time, assuming performance goals are achieved based on the higher of target or actual performance as of immediately prior to the date of the Merger Agreement, by (ii) the Exchange Ratio, and (b) for the period commencing on the date of the Merger Agreement and ending on the Effective Time, (i) the total number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time, assuming performance goals are achieved based on target performance as of immediately prior to the Effective Time, by (ii) the Exchange Ratio.

4.
each outstanding restricted stock unit with respect to shares of Company Common Stock that was held by a non-employee director of Company (each, a “Company Director RSU”) vested in full and was cancelled and converted into the right to receive a number of shares of Aebi Schmidt Common Stock determined by multiplying (a) the total number of shares of Company Common Stock underlying such Company Director RSU, by (b) the Exchange Ratio.

The Merger Agreement has been incorporated by reference as an exhibit to this report to provide information regarding its terms and conditions. It is not intended to provide any other factual information about the Company, Aebi Schmidt, Holdco, Merger Sub, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made by the parties thereto only for purposes of the Merger Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement; (iv) may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to other persons. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 1, 2025, substantially concurrently with the consummation of the Merger, the Company repaid in full all outstanding indebtedness, discharged and all other obligations (except those obligations that expressly survive termination) and terminated all credit commitments, security agreements and liens outstanding under that certain Amended and Restated Credit Agreement, dated as of November 30, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and certain other parties thereto. Upon such termination, all rights, obligations (except those obligations that expressly survive the termination of the Credit Agreement), liabilities and security interests under the Credit Agreement were fully released and discharged.

The foregoing description of the Credit Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Credit Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8–K filed with the SEC on December 1, 2021, together with amendments thereto attached as Exhibits 10.2 and 10.1 to the Company’s Quarterly Report on Form 10-Q and Company’s Current Report on Form 8-K filed with the SEC on June 27, 2023 and March 29, 2024, respectively.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described in the Introductory Note of this Current Report on Form 8-K, on July 1, 2025, the Merger was completed. Upon the consummation of the Merger, the Company became a direct, wholly owned subsidiary of Holdco and an indirect, wholly owned subsidiary of Aebi Schmidt. The disclosure under the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

On June 30, 2025, in connection with the consummation of the Merger, the Company requested that The Nasdaq Global Select Market (“Nasdaq”) halt trading of Company Common Stock effective following closing of the after-market trading session at or about 8:00 P.M., Eastern Time, on June 30, 2025.

On July 1, 2025, the Company requested that Nasdaq (a) suspend trading of the shares of Company Common Stock at the close of market trading on July 1, 2025, and (b) file on behalf of the Company a Notification of Removal from Listing and/or Registration on Form 25 with the SEC on July 1, 2025 in accordance with Rule 12d2-2(a)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to effect the delisting of Company Common Stock from Nasdaq and to deregister the shares of Company Common Stock under Section 12(b) of the Exchange Act. In addition, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosures under the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

At the Effective Time, each holder of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights with respect to such shares and as a shareholder of the Company, except the right to receive the Merger Consideration and the right, if any, to receive cash in lieu of any fractional shares and any dividends or other distributions with respect to Aebi Schmidt Common Stock without any interest, in each case, pursuant to the terms and conditions set forth in the Merger Agreement.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

The disclosures under the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a direct, wholly owned subsidiary of Holdco and an indirect, wholly owned subsidiary of Aebi Schmidt.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Pursuant to the Merger Agreement, as of the Effective Time, each of James A. Sharman, John Dunn, Michael Dinkins, Carl Esposito, Angela Freeman, Pamela Kermisch, Paul Mascarenas, Terri Pizzuto and Mark Rourke, comprising all of the members of the Company’s board of directors, ceased serving as a member of the Company’s board of directors and each committee thereof. Pursuant to the Merger Agreement, as of the Effective Time, each of Barend Fruithof and Thomas Schenkirsch, comprising all of the members of the board of directors of Merger Sub as of immediately prior to the Effective Time, became a member of, and collectively comprise the sole members of, the Company’s board of directors.

Each of Jacob Farmer, the Company’s President, Fleet Vehicles & Services, and Scott Ocholik, the Company’s interim Chief Financial Officer, who were officers of the Company as of immediately prior to the Effective Time, continued to be an officer of, and collectively comprise the sole officers of, the Company.

Promptly following the Effective Time, Mr. Dunn, who prior to the Effective Time served as the Company’s Chief Executive Officer, resigned his employment for “Good Reason” (as described in The Shyft Group, Inc. Executive Severance Plan (the “Executive Severance Plan”)), entitling him to receive severance benefits described in the Executive Severance Plan.

As further disclosed in a Current Report on Form 8-K filed with the SEC on May 20, 2025, on May 19, 2025, the Company and Joshua A. Sherbin, who prior to the Effective Time served as the Company’s Chief Legal, Administrative and Compliance Officer and Corporate Secretary, entered into a Transition and Separation Agreement pursuant to which, among other things, Mr. Sherbin served in his executive roles with the Company until the Effective Time, and then resigned from his employment with the Company for “Good Reason” as described in the Executive Severance Plan.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Pursuant to the Merger Agreement, effective as of the Effective Time, the restated certificate of incorporation of the Company and the second amended and restated bylaws of the Company were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

 (d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 16, 2024, by and among The Shyft Group, Aebi Schmidt Holding AG, ASH US Group, LLC, and Badger Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by The Shyft Group, Inc. with the SEC on December 20, 2024).

3.1	Restated Certificate of Incorporation of The Shyft Group, Inc.

3.2	Amended and Restated Bylaws of The Shyft Group, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHYFT GROUP, INC.

Date: July 1, 2025	By:	/s/ Jay Goldbaum
	Name:	Jay Goldbaum
	Title:	Deputy General Counsel